UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2016

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Senior Notes Offering

On March 18, 2016, Radian Group Inc. (the “Company”) completed its previously announced underwritten public offering of $350 million principal amount of 7.000% Senior Notes due 2021 (the “Notes,” and the offering, the “Offering”). In connection with the Offering, on March 15, 2016, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters named on Schedule A thereto (the “Underwriters”), relating to the sale by the Company of its Notes. The Underwriting Agreement contains other terms and conditions, including indemnification rights and obligations of the parties thereto, that are generally customary for transactions of this nature.

The net proceeds from the sale of the Notes, after underwriting discounts and commissions and estimated offering expenses, were approximately $343,489,000. The Company intends to use the net proceeds from the Offering, together with shares of its common stock, to purchase 2.250% Convertible Senior Notes due 2019 (the “2019 Convertible Notes”) and otherwise for working capital and other general corporate purposes, which may include repurchases of its common stock and of 3.000% Convertible Senior Notes due 2017.

The Notes were issued under the Senior Indenture dated as of March 4, 2013 (the “Base Indenture”), as supplemented by the Fourth Supplemental Indenture dated as of March 18, 2016 (together, the “Indenture”), between the Company and U.S. Bank National Association, as trustee. The Notes are the Company’s unsecured senior obligations. The Notes pay interest semi-annually on March 15 and September 15 at a rate of 7.000% per year and will mature on March 15, 2021. The Company may redeem the Notes, in whole or in part, at its option at any time or from time to time prior to maturity at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the Notes to be redeemed and (ii) the make-whole amount, which is the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes to be redeemed discounted at the Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

The Indenture provides for Events of Default that may, in certain circumstances, lead to the outstanding principal and unpaid interest of the Notes becoming immediately due and payable.

The Notes were offered for sale pursuant to a prospectus and related prospectus supplement that constitute a part of the Company’s shelf registration statement filed with the Securities and Exchange Commission (the “SEC”) on Form S-3 on May 6, 2014 (File No. 333-195738) (the “Registration Statement”).

The Notes were registered with the SEC pursuant to the Registration Statement. The material terms of the offer and sale of the Notes are described in the Company’s prospectus supplement, as filed with the SEC on March 16, 2016, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), which supplements the Company’s prospectus contained in the Registration Statement.

The foregoing descriptions of the Underwriting Agreement and the Indenture are qualified in their entirety by reference to the Underwriting Agreement and the Indenture, which are included as exhibits hereto and are incorporated herein by reference.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The Underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to the Company and its affiliates in the ordinary course of their business, for which they received or will receive customary fees and expenses. In addition, Deutsche Bank Securities Inc. is providing investment banking and advisory services to the Company. Each of Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, and their respective affiliates, have in the past received, and will be entitled to receive, separate fees for such services.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

The opinion of Drinker Biddle & Reath LLP regarding the validity of the Notes issued pursuant to the Offering described in Item 1.01 is incorporated by reference in its entirety into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 15, 2016 by and among the Company, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and the other underwriters named on Schedule A thereto 7.000% Senior Notes due 2021 of the Company

4.1	Senior Indenture dated as of March 4, 2013 between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to the Company’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013 and filed on March 4, 2013)

4.2	Fourth Supplemental Indenture dated as of March 18, 2016 between the Company and U.S. Bank National Association, as Trustee

4.3	Form of 7.000% Senior Notes due 2021 (included as Exhibit A to the Fourth Supplemental Indenture in Exhibit 4.2)

5.1	Opinion of Drinker Biddle & Reath LLP dated March 18, 2016 (7.000% Senior Notes due 2021 of the Company)

23.1	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1)

99.1	Expenses of the Offering (as required by Item 14 of Part II of Form S-3)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: March 18, 2016	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of March 15, 2016 by and among the Company, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and the other underwriters named on Schedule A thereto 7.000% Senior Notes due 2021 of the Company

4.1	Senior Indenture dated as of March 4, 2013 between the Company and U.S. Bank National Association, as Trustee (incorporated by reference to the Company’s Current Report on Form 8-K (file no. 1-11356) dated February 27, 2013 and filed on March 4, 2013)

4.2	Fourth Supplemental Indenture dated as of March 18, 2016 between the Company and U.S. Bank National Association, as Trustee

4.3	Form of 7.000% Senior Notes due 2021 (included as Exhibit A to the Fourth Supplemental Indenture in Exhibit 4.2)

5.1	Opinion of Drinker Biddle & Reath LLP dated March 18, 2016 (7.000% Senior Notes due 2021 of the Company)

23.1	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1)

99.1	Expenses of the Offering (as required by Item 14 of Part II of Form S-3)